UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 397-1187

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HIIQ	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On June 5, 2019, Health Insurance Innovations, Inc. (the “Company”) and its subsidiary Health Plan Intermediaries Holdings, LLC (“HPIH”) entered into a transaction (the “TogetherHealth Transaction”) in which HPIH purchased 100% of the outstanding limited liability company interests of RxHelpline, LLC (“RXH”), TogetherHealth PAP, LLC (“THP”), and TogetherHealth Insurance, LLC (“THI” and, collectively with RXH and THP, the “Targets”) pursuant to a Membership Interest Purchase Agreement dated June 5, 2019 between the Company, HPIH, the Targets, TogetherHealth Soup, L.P., and certain principals of the Targets. On June 7, 2019, the Company filed a Current Report on Form 8-K describing the TogetherHealth Transaction and stating that the financial statements and pro forma financial information, if any, required under Item 9.01 would be filed within 71 calendar days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

TogetherHealth Insurance, LLC and affiliated companies audited combined financial statements as of and for the year ended December 31, 2018 are attached hereto as Exhibit 99.2. TogetherHealth Insurance, LLC and affiliated companies unaudited financial statements for the three months ended March 31, 2019 and 2018 are attached hereto as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information for the Company, after giving effect to the TogetherHealth Transaction and the adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.4.

(c)	Exhibits.

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement dated June 5, 2019 by and among Health Insurance Innovations, Inc., Health Plan Intermediaries Holdings, LLC, RxHelpline, LLC, TogetherHealth PAP, LLC, TogetherHealth Insurance, LLC, TogetherHealth Soup, L.P. and solely for the purposes specified herein, Mark Longaro, Robert Gregg and Jason Buchwald (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 7, 2019).*

10.1	Credit Agreement dated June 5, 2019 among Health Plan Intermediaries Holdings, LLC, as the Borrower, Health Insurance Innovations, Inc., as the Parent, the subsidiaries of Parent identified therein, as the Guarantors, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, SunTrust Bank as Syndication Agent, Royal Bank of Canada as Co-Documentation Agent and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 7, 2019).*

10.2	Security and Pledge Agreement dated June 5, 2019 among the parties identified as Obligors hereunder and Bank of America, N.A., in its capacity as Administrative Agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 7, 2019).*

99.1	Press Release dated June 6, 2019 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 7, 2019)

99.2	TogetherHealth Insurance, LLC and affiliated companies audited consolidated financial statements as of and for the year ended December 31, 2018.

99.3	TogetherHealth Insurance, LLC and affiliated companies unaudited consolidated financial statements for the three months ended March 31, 2019 and 2018.

99.4	Unaudited pro forma combined financial information for Health Insurance Innovations, Inc., after giving effect to the TogetherHealth Transaction and the adjustments described in such pro forma financial information.

* Certain schedules and attachments have been omitted from this exhibit pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon its request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and projections regarding new markets, products, services, growth strategies, anticipated trends in the Company’s business and anticipated changes and developments in the United States health insurance system and laws. Forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are generally identifiable by use of the words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. These risks and uncertainties include, among other things, the Company’s ability to maintain relationships and develop new relationships with health insurance carriers and distributors, the Company’s ability to retain our members, the demand for products offered through the Company’s platform, regulatory oversight and examinations of the Company and its carriers and distributors, legal and regulatory compliance by the Company’s carriers and distributors, the amount of commissions paid to the Company or changes in health insurance plan pricing practices, competition, changes and developments in the United States health insurance system and laws, and the Company’s ability to adapt to them, the ability to maintain and enhance the Company’s name recognition, difficulties arising from acquisitions or other strategic transactions, and the Company’s ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting. These and other risk factors that could cause actual results to differ materially from those expressed or implied in the Company’s forward-looking statements will be discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to the Company and speaks only as of the date on which it is made. You should not rely on any forward-looking statement as representing the Company’s views in the future. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael D. Hershberger
Name:	Michael D. Hershberger
Title:	Chief Financial Officer

Date: August 21, 2019